UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2009

PULASKI FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Missouri	0- 24571	43-1816913
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

12300 Olive Boulevard, St. Louis, Missouri 63141
(Address of principal executive offices) (Zip Code)

(314) 878-2210
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 18, 2009, Pulaski Financial Corp. (the “Company”), the holding company for Pulaski Bank, announced that its Board of Directors declared a quarterly cash dividend of $0.095 per share.  The cash dividend will be paid on July 15, 2009 to shareholders of record at the close of business on July  3, 2009.  For more information, reference is made to the Company’s press release dated June 18, 2009, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Press Release dated June 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 19, 2009	By:	/s/ Paul J. Milano
Paul J. Milano
Chief Financial Officer